EXHIBIT 99.4
STERLING FINANCIAL CORPORATION
HISTORY HIGHLIGHTS
1981-2006
1981
     October — Founded by Chairman Harold Gilkey and President William Zuppe.
1983
     April — Opened doors after closing $2.3 million stock offering.
     June — Completed acquisition of the Lewis & Clark Savings & Loan Association in Clarkston, Washington, a transaction that had been announced before Sterling opened for business. Sterling’s assets increased from $7.4 million to $52.6 million. Branches increased from one to five.
1985
     November — Acquired Chehalis, Wash.-based Lewis Federal Savings & Loan Association. Purchased the insolvent institution assisted by a $1.8 million cash payment from the Federal Savings & Loan Insurance Corp. Sterling’s assets increased to $175 million and branches grew to seven.
     December — Opened Northtown Branch in Spokane to expand Sterling’s services to a growing Spokane area.
1986
     December — Bought Walla Walla branch of Capital Savings Bank of Washington.
1987
     February — Shares began trading on NASDAQ national over-the-counter stock market. Shares also traded on Spokane Stock Exchange.
     May — Established INTERVEST-Mortgage Investment Co. headquartered in Lake Oswego, Oregon.
     December — Opened Manito office on Spokane’s south side giving Spokane three branch locations.
1988
     February — Acquired six Washington branches of California-based Great American First Savings Bank, which had purchased Capital Savings. Assets increased $47.5 million to almost $300 million. Branch network increased to 15.

1988 (cont.)
     March — Established Action Mortgage Company headquartered in Spokane to meet the residential lending needs in the Pacific Northwest.
     April — Acquired Tri-Cities Savings with $11.7 million in FSLIC assistance. Assets increased $81.2 million to about $390 million. Branches numbered 20.
     December — Acquired Central Evergreen Savings and Loan. Assets increased by $250 million to $700 million. Branches numbered 29. Sterling listed among the 10 largest thrift institutions in Washington.
1989
     January — Established Best Agency (later to become Harbor Financial Services) to provide non-traditional bank investment products and services.
     August — Congress enacts FIRREA, new legislation tightening capital and other requirements for the nation’s thrift institutions. Sterling must add about $14 million in tangible capital in the next 18 months to meet new regulatory standards.
1990
     January — Canceled proposed $10 million stock offering because Office of Thrift Supervision will not permit Sterling, as a capital-deficient institution, to pay dividends on preferred stock.
     May — Filed suit against OTS due to breach of contracts used to induce Sterling to acquire troubled thrifts. Received Temporary Restraining Order.
     July — Received Preliminary Injunction.
1991
     November — Completed Common Stock offering for 2,500,000 shares.
     March — Best Agency became Harbor Financial Services.
1992
     July — Sterling opened Private Banking Department headquartered in Spokane.
     October — Shareholders approved formation of a holding company—Sterling Financial Corporation.
1993
     February — Announced issuance of $15 million of 8.74% subordinated notes.
     March — Purchased Crescent building at Riverside and Wall for Sterling’s headquarters.
     May — Opened Northtown’s new office with expanded services in Spokane.
     June — Announced property purchase for a Spokane Valley branch location.
     July — Acquired six Key Bank properties in Western Washington.
     September — Opened new branches in Bellevue, Ballard, and Northgate.
     November — Opened new branch in Burien.
     December — New branch in Federal Way opened.

1994
     January — The sixth branch of the July 1993 Key Bank acquisition opened in Fircrest.
     April — Expanded into Oregon with the purchase of three Far West Federal Savings Branches. Portland-area branches were located in Hollywood, Lombard, and Rockwood.
     April — Opened Valley branch, bringing number of branches serving Spokane to 4 and total branches to 37.
     April — Purchased five branches of Great American Federal Savings Association. Branches were located in Tacoma, Federal Way, Montesano, Aberdeen and Spokane.
     May — Issued 1,000,000 shares of convertible preferred stock priced at $25 per share. Proceeds from the offering were used to strengthen Sterling’s capital position and provide for further expansion.
     September — Opened new headquarters building in downtown Spokane, Washington.
     December — Acquired American Liberty Corporation in Oakland, California.
1995
     February — Offered a pilot of seminar series, a free money-management seminar en-titled “How to Afford Your Dreams by Nailing Down Your Budget” to teach budgeting and banking skills.
     June — Introduced new CRA Community Seminar Program throughout Sterling branch system.
     June — Opened a Spokane drive-up convenience center, a satellite of the main office.
     September — U.S. District Court ruled for transfer of jurisdiction to U.S. Court of Claims in Sterling’s suit against the federal government.
     October — Converted to the BISYS computer system.
1996
     December — Changed corporate year-end from fiscal year end of June 30 to calendar year end of December 31.
1997
     May — Issued $40.0 million in 9.50% cumulative capital securities by Sterling Capital Trust. Net proceeds were used for general corporate purposes.
     August — Called 1,029,236 shares convertible preferred stock.
1998
     February — Signed an agreement with KeyBank to purchase 33 of their Pacific Northwest branches.
     April — Signed an agreement to purchase Big Sky Bancorp, Inc., and its subsidiary, First Federal Savings and Loan Association of Montana.
     June — Officially changed name of Sterling Savings Association to Sterling Savings Bank on June 15th.
     June — Thirty-three former KeyBank branches opened doors as Sterling Savings Bank on June 15th.

1998 (cont.)
     August — Opened new branch in Coeur d’Alene, Idaho.
     November — Operations expanded into Montana as Sterling Savings Bank merged with First Federal Savings & Loan. Branches totaled 77, with two in Missoula and one in Hamilton. Total deposits reached $1.6 billion.
1999
     April — Opened two item processing centers, one in Spokane and one in Seattle (Tukwila), as Sterling began processing its own POD and inclearing work.
     July — Moses Lake Branch more than doubled its space in move to larger facility, adding parking, drive-thru and ATM service for customers.
2000
     March — Added international banking services to array of products and services.
     April — Launched Sterling Net Banking, a new Internet banking service for customers, offering both home and business banking components combined with electronic bill payment.
     July — Completed new statement design and image statements process.
     December — Completed Auto Loan-Backed Securitization for $92.3 million.
2001
     June — Sterling signed an agreement to merge with Source Capital Corp., in a deal valued at over $10 million.
     July — Sterling launched a new Internet portal at www.sterlingsavingsbank.com. It allowed customers to personalize their homepage, get quick answers to their questions and gain more convenient account access and Bill Pay.
     September — Sterling completed merger with Source Capital Corporation.
     October — Sterling opened a Corporate Banking Center in downtown Portland, Oregon. The center services small to mid-sized companies.
     October — The board of directors declared a 10% stock dividend payable on November 30, 2001 to shareholders of record on November 8, 2001.
2002
     April — The Board of Directors declared a 10% stock dividend payable on May 31, 2002, to shareholders of record on May 3, 2002.
     September — Sterling Savings Bank was granted its motion for summary judgment, holding that the United States Government owed contractual obligations to Sterling with respect to its acquisition of three failing regional thrifts during the 1980’s.
     September — Sterling announced the signing of a definitive agreement to acquire Empire Federal Bancorp, Inc.
     December — Sterling opened a Corporate Banking office in downtown Seattle — their second corporate banking location.
     December — Opened the Peterkort Business Banking Office in Southwest Portland. The Business Banking Office is a full-service branch, with a focus on local business’ financial needs.

2003
     February — Sterling completed the merger with Empire Federal Bancorp, Inc., bringing the total number of branches to 84. The five new branches were located in Missoula, Bozeman, Billings, Big Timber and Livingston.
     April — The Board of Directors declared a 10% stock dividend payable on May 31, 2003 to shareholders of record on May 5, 2003.
     July — Sterling Savings Bank announced the signing of a definitive agreement to merge with Klamath First Bancorp, Inc.
     September — Sterling Savings Bank realigned its Executive Management team to meet future growth plans. Harold Gilkey remained CEO and Chairman of Sterling Financial Corporation, William Zuppe was promoted to CEO and Chairman of Sterling Savings Bank, Heidi Stanley was promoted to COO and Vice Chair of Sterling Savings Bank and David Bobbitt was promoted to President and Chief Production Officer.
2004
     January — Sterling Savings Bank completed the merger with Klamath First Bancorp, Inc., bringing the total number of branches to 134. The 52 new branches were located throughout Oregon and southern Washington.
     April — The Board of Directors declared a 10% stock dividend payable on May 28, 2004 to shareholders of record on May 10, 2004.
     May— Sterling opened a Corporate Banking office in Eugene, OR — their third corporate banking location.
     August — Sterling opened a brick and mortar branch in Wilsonville, OR — Sterling’s sixth branch in the Portland area.
2005
     June — Sterling opened a brick and mortar branch in Boise, ID — Sterling’s first branch in the Boise area.
     July — The Board of Directors declared a three-for-two stock split and an initial quarterly cash dividend of $.05 per share.
     July — Sterling announces conversion of Sterling Savings Bank to a Washington state chartered commercial bank.
     Sept. — Opened the 2nd & Seneca office in Downtown Seattle. The branch serves both business and private banking customers.
     Nov. — Sterling opened brick and mortar branches in Lynnwood, WA (Alderwood) and Downtown Seattle (4th & Union) — Sterling’s first retail branch in both locations.
2006
     Feb. — Sterling announced a definitive agreement to acquire Lynnwood Financial Group, Inc.
     Mar. — Sterling opened brick and mortar branches in Kirkland, WA and Mercer Island, WA — Sterling’s first retail branch in both locations.

CORPORATE PROFILE
Sterling Financial Corporation is the holding company for Sterling Savings Bank. Sterling Savings Bank, which opened for business in April 1983, is a Washington State-chartered commercial bank headquartered in Spokane, Washington.
     Sterling Savings Bank conducts its business from 142 full-service offices located throughout the Western region. Sterling Savings Bank provides full-service banking, including FDIC-insured deposits and consumer and business banking, commercial real estate and residential constructions loans.
          Action Mortgage Company(1) provides residential and construction lending and provides mortgage banking services to the Bank and its customers. It originates residential permanent and construction-related residential loans through Sterling’s branches and the Action offices located throughout the Western region.
           Harbor Financial Services, Inc.(1) provides a wide array of investment products, including mutual funds, tax-deferred fixed and variable annuities, tax-free and corporate bonds, individual and business retirement plans and life insurance services to clients through regional registered representatives located throughout the Western region.
INTERVEST – Mortgage Investment Company(1) provides multifamily and commercial real estate lending through its offices in Spokane, Washington and throughout the Western region.
Sterling and its subsidiaries employ over 1,800 people throughout the Northwest.

(1)	A wholly-owned subsidiary of Sterling Savings Bank

Valuation Highlights
Ticker Symbol	STSA
Closing Price (3/31/2006)	$29.00
52 Week High	$29.91
52 Week Low	$21.66
Market Capitalization	$1.02 billion

Fitch Credit Ratings
Long-term Issuer	BBB-
Short-term / Commercial Paper	F3

Corporate Headquarters	Contact Information
111 North Wall Street	Harold B Gilkey
Spokane, WA 99201	Chief Executive Officer (509) 458-2711
(509) 458-2711	Daniel G Byrne Chief Financial Officer (509) 458-3711

Transfer Agent
American Stock Transfer & Trust Co.	Marie Hirsch
59 Maiden Lane, Plaza Level	Dir. Investor Relations (509) 354-8165
New York, NY 10038-4502
(800) 676-0791 (Toll-Free)
www.amstock.com
FINANCIAL HIGHLIGHTS

	3 Months Ended		Year Ended
	March 31,	March 31,	Dec 31,
PERFORMANCE RATIOS	2006	2005	2005
Return on average equity	12.1%	13.5%	12.4%
Return on average tangible equity	16.2%	18.6%	16.9%
Return on average assets	0.81%	0.91%	0.87%
Net interest margin	3.30%	3.22%	3.28%

BALANCE SHEET
(dollar amounts in thousands)
Total Assets	$7,840,285	$7,014,507	$7,558,928
Net Loans	5,249,515	4,375,036	4,885,916
Total Deposits	5,085,302	4,108,310	4,806,301
Shareholders’ Equity	508,720	471,097	506,685

INCOME STATEMENT	March 31,		March 31,		Dec 31,
(in thousands, except per share data)	2006		2005		2005
Interest Income	$116,179		$92,066		$387,811
Interest Expense	(57,223)		(39,248)		(171,276)

Net Interest Income	58,956		52,818		216,535
Provision for loan losses	(4,650)		(3,750)		(15,200)

Net int. income after provision	54,306		49,068		201,335
Other Income	12,917		14,639		59,569
Operating Expenses	(44,240)		(39,647)		(170,281)

Income before income taxes	22,983		24,060		90,623
Income tax provision	(7,567)		(8,169)		(29,404)

Net income	$15,416		$15,891		$61,219

Earnings per share basic	$0.44		$0.46		$1.77
Earnings per share diluted	$0.44		$0.45		$1.75

Weighted average basic shares	34,946,649		34,484,822		34,633,952
Weighted average diluted shares	35,255,602		34,979,051		35,035,029

VALUATION RATIOS
Book value / share	$14.51		$13.63		$14.54
Tangible book value / share	$10.80		$9.82		$10.80
Price / Earnings	16.5	x	13.2	x	14.2	x

2006 1st QTR FACT SHEET
NASDAQ-STSA ($29.00- 3/31/06)
2006 1st QUARTER HIGHLIGHTS
•	Total assets increased 12 percent year-over-year to a record $7.84 billion.

•	Loan originations of $1.07 billion reflect an increase of 30 percent over the first quarter of 2005.

•	Total loans receivable increased to a record $5.25 billion, a 20 percent increase over the first quarter of 2005.

•	Total deposits increased to a record $5.09 billion, or 24 percent over the first quarter of 2005.

•	The number of transaction accounts increased 5 percent over the first quarter of 2005 to nearly 156,000.

•	Fees and service charges income increased to $9.1 million, a 23 percent increase over the first quarter of 2005.

•	Quarter-end nonperforming assets, loan charge-offs and delinquency ratios remain very low.

•	The Sterling Board of Directors approved a cash dividend of $0.06 per common share, paid on April 13, 2006 to shareholders of record on March 31, 2006.

STERLING SAVINGS BANK

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MKT019 (Rev. 05/06)